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                                                                Exhibit 99(d)(3)

                                    COMMON SHARES
[GRAPHIC]                                OF
 NUMBER                          BENEFICIAL INTEREST                                          SHARES
ZQ
                                   PAR VALUE $0.01                [GRAPHIC]

                              ORGANIZED UNDER THE LAWS
                                OF THE COMMONWEALTH
                                  OF MASSACHUSETTS
                                                                                           CUSIP TO COME
                                                                                SEE REVERSE FOR CERTAIN DEFINITIONS


                                                     OLD MUTUAL/CLAYMORE LONG-SHORT FUND

                           THIS CERTIFIES THAT


                           IS THE OWNER OF

                                                                 COMMON SHARES


                           FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF OLD MUTUAL/CLAYMORE
                                                                LONG-SHORT FUND

                           TRANSFERABLE ON THE BOOKS OF THE TRUST BY THE HOLDER HEREOF IN PERSON OR BY DULY
                           AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS
                           CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND
                           REGISTRAR.

                                     IN WITNESS WHEREOF, THE TRUST HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY THE
                           FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                              DATED:


                           COUNTERSIGNED AND REGISTERED:
                                        THE BANK OF NEW YORK

                                                   TRANSFER AGENT
                                                    AND REGISTRAR
                              BY   [ILLEGIBLE]                              [ILLEGIBLE]            [ILLEGIBLE]
American Bank Note Company                        AUTHORIZED OFFICER         SECRETARY       CHIEF EXECUTIVE OFFICER


               AMERICAN BANK NOTE COMPANY                  PRODUCTION COORDINATOR: DENISE MARTIN: 931-490-1727
                   711 ARMSTRONG LANE                                     PROOF OF JULY 6, 2005
               COLUMBIA, TENNESSEE 38401                           OLD MUTUAL/CLAYMORE LONG-SHORT FUND
                     (931) 388-3003                                          WSB 19254 FACE
           SALES: R. JOHNS 212-269-0339 X 13                        OPERATOR:              TERESA/Ron
 / ETHER 19 / LIVE JOBS / O / OLD MUTUAL / 19254 FACE                            REV. 4

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                       OLD MUTUAL/CLAYMORE LONG-SHORT FUND

     THE TRUST WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS,
THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER
SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF AND THE QUALIFICATIONS,
LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUESTS
MAY BE MADE TO THE TRUST OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM -- as tenants in common               UNIF GIFT MIN ACT -- ..........Custodian...........
     TEN ENT -- as tenants by the entireties                              (Cust)             (Minor)
     JT TEN  -- as joint tenants with right of                          under Uniform Gifts to Minors
                survivorship and not as tenants                         Act...........................
                in common                                                           (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated__________________________


                                 X
                                   ---------------------------------------------

                                 X
                                   ---------------------------------------------
                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                    CHANGE WHATEVER.

Signature(s) Guaranteed


By
  -----------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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
               AMERICAN BANK NOTE COMPANY                  PRODUCTION COORDINATOR: DENISE MARTIN: 931-490-1727
                   711 ARMSTRONG LANE                                     PROOF OF JUNE 22, 2005
               COLUMBIA, TENNESSEE 38401                           OLD MUTUAL/CLAYMORE LONG-SHORT FUND
                     (931) 388-3003                                          WSB 19254 BACK
           SALES: R. JOHNS 212-269-0339 X 13                        OPERATOR:              TERESA/Ron
 / ETHER 19 / LIVE JOBS / O / OLD MUTUAL / 19254 BACK                            REV. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:________ OK AS IS ______ OK WITH CHANGES _________ MAKE CHANGES AND SEND ANOTHER PROOF